SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549





                                      FORM 8-K

                                   CURRENT REPORT




      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported) October 10, 1995


                             LILLIAN VERNON CORPORATION
                             --------------------------
                  (Exact name of registrant as specified in its charter)

   Delaware                        1-9637                    13-2529859
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(State of Incorporation)        (Commission              (I.R.S. Employer
                                File Number)             Identification No.)

              543 Main Street, New Rochelle, New York           10801
              ----------------------------------------        ---------
              (Address of principal executive offices)        (Zip Code)

              Registrant's telephone number including area code: (914) 576-6400
                                                                 --------------







Item 5. - OTHER EVENTS

        Registrant announced that its Board of Directors authorized the registrant to purchase up to 1 million shares of its common stock. The shares will be purchased from time to time in the open market, subject to market conditions.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, herewith duly authorized.


                                            LILLIAN VERNON CORPORATION

Date: October 12, 1995                      By: /s/ Susan N. Cortazzo
      ----------------                          -------------------------
                                                SUSAN N. CORTAZZO
                                                Vice President, Controller
                                                Corporate Secretary